[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) RESEARCH
                              SERIES

MFS(R) RESEARCH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
Alec C. Murray*                                          For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 6.31% and Service Class 6.27%, including the reinvestment of any distributions. This compares to a -0.42% return for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

Historically, investment trends and styles have gone in and out of favor with investors. Consequently, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on finding dominant business franchises with outstanding management driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and the series has held on to its favorable returns during the six-month period despite the weakness we've seen in the market over the past four months.

We're finding opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial, we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We've also increased the portfolio's exposure to wireless communications stocks because we see tremendous growth opportunities for these companies. A few years ago, roughly 3% of worldwide communications were handled over wireless networks. Now that percentage has mushroomed to double-digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical. People have to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC Corp. because we see demand for their products and services accelerating, their fundamental business prospects are strong, and we ultimately believe they can maintain their leadership positions in their markets.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $991.2 million as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                      6 Months           1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +6.31%          +21.16%          +72.21%         +164.82%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --            +21.16%          +19.86%         + 21.83%
-----------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                      6 Months           1 Year          3 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 +6.27%          +21.10%          +72.13%         +164.70%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                               --            +21.10%          +19.84%         + 21.82%
-----------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 94.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                      VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.8%
  Aerospace - 1.6%
    Boeing Co.                                                       194,100               $  8,115,806
    General Dynamics Corp.                                            44,500                  2,325,125
    United Technologies Corp.                                         96,300                  5,669,663
                                                                                           ------------
                                                                                           $ 16,110,594
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.1%
    Capital One Financial Corp.                                       88,100               $  3,931,463
    Chase Manhattan Corp.                                            131,496                  6,057,034
    PNC Bank Corp.                                                    77,600                  3,637,500
    Providian Financial Corp.                                         54,900                  4,941,000
    U.S. Bancorp                                                     129,500                  2,492,875
                                                                                           ------------
                                                                                           $ 21,059,872
-------------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Pharmacia Corp.                                                  400,626               $ 20,707,356
-------------------------------------------------------------------------------------------------------
  Business Machines - 5.0%
    Hewlett-Packard Co.                                               82,900               $ 10,352,138
    International Business Machines Corp.                             72,300                  7,921,369
    Seagate Technology, Inc.*                                         99,700                  5,483,500
    Sun Microsystems, Inc.*                                          281,000                 25,553,437
                                                                                           ------------
                                                                                           $ 49,310,444
-------------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Automatic Data Processing, Inc.                                  172,000               $  9,212,750
    Bea Systems, Inc.*                                                28,200                  1,394,137
    Computer Sciences Corp.*                                         144,900                 10,822,219
    Digimarc Corp.*                                                    4,970                    191,345
    Fiserv, Inc.*                                                     64,177                  2,775,655
                                                                                           ------------
                                                                                           $ 24,396,106
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.2%
    Motorola, Inc.                                                   296,860               $  8,627,494
    Sprint Corp. (PCS Group)*                                        227,700                 13,548,150
                                                                                           ------------
                                                                                           $ 22,175,644
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Rohm & Haas Co.                                                   92,600               $  3,194,700
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                            130,700               $  3,341,019
    Dell Computer Corp.*                                              72,800                  3,589,950
                                                                                           ------------
                                                                                           $  6,930,969
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    America Online, Inc.*                                            149,600               $  7,891,400
    Microsoft Corp.*                                                 295,200                 23,616,000
                                                                                           ------------
                                                                                           $ 31,507,400
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    EMC Corp.*                                                       312,000               $ 24,004,500
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.5%
    BMC Software, Inc.*                                               94,900               $  3,462,367
    Computer Associates International, Inc.                           66,225                  3,389,892
    Comverse Technology, Inc.*                                        85,200                  7,923,600
    E.piphany, Inc.*                                                  13,800                  1,479,187
    I2 Technologies, Inc.*                                            26,100                  2,721,333
    Liberate Technologies*                                            32,850                    962,916
    Oracle Corp.*                                                    172,100                 14,467,156
    Rational Software Corp.*                                          21,500                  1,998,156
    Siebel Systems, Inc.*                                             12,300                  2,011,819
    VERITAS Software Corp.*                                           55,100                  6,227,161
                                                                                           ------------
                                                                                           $ 44,643,587
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    Tyco International Ltd.                                          520,048               $ 24,637,274
-------------------------------------------------------------------------------------------------------
  Consumer Products
    Energizer Holdings, Inc.                                          16,666               $    304,155
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Clorox Co.                                                       122,600               $  5,494,013
    Colgate-Palmolive Co.                                            120,500                  7,214,937
                                                                                           ------------
                                                                                           $ 12,708,950
-------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc.*                                            114,300               $  1,335,881
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.6%
    General Electric Co.                                             479,400               $ 25,408,200
-------------------------------------------------------------------------------------------------------
  Electronics - 9.0%
    Analog Devices, Inc.*                                             67,532               $  5,132,432
    Atmel Corp.*                                                     101,300                  3,735,437
    Fairchild Semiconductor International Co.*                        48,800                  1,976,400
    Flextronics International Ltd.*                                   91,364                  6,275,565
    Intel Corp.                                                      291,700                 38,996,644
    Lam Research Corp.*                                              125,800                  4,717,500
    LSI Logic Corp.*                                                  72,600                  3,929,475
    Micron Technology, Inc.*                                         155,500                 13,693,719
    SCI Systems, Inc.                                                 31,100                  1,218,731
    Solectron Corp.*                                                 113,600                  4,757,000
    Teradyne, Inc.*                                                   66,600                  4,895,100
                                                                                           ------------
                                                                                           $ 89,328,003
-------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                                                35,200               $  1,977,800
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    Infinity Broadcasting Corp., "A"*                                190,225               $  6,931,324
    Macromedia, Inc.*                                                 35,200                  3,403,400
    Time Warner, Inc.                                                104,800                  7,964,800
    Viacom, Inc., "B"*                                               138,486                  9,443,014
                                                                                           ------------
                                                                                           $ 27,742,538
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Associates First Capital Corp., "A"                              296,892               $  6,624,403
    Citigroup, Inc.                                                  208,650                 12,571,163
    Federal Home Loan Mortgage Corp.                                 131,200                  5,313,600
    Lehman Brothers Holdings, Inc.                                    24,500                  2,316,781
    Merrill Lynch & Co., Inc.                                         52,700                  6,060,500
    Morgan Stanley Dean Witter & Co.                                  29,600                  2,464,200
    State Street Corp.                                                 3,300                    350,006
                                                                                           ------------
                                                                                           $ 35,700,653
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    AXA Financial, Inc.                                              147,000               $  4,998,000
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Anheuser-Busch Cos., Inc.                                        103,800               $  7,752,562
    Quaker Oats Co.                                                   14,400                  1,081,800
    Ralston-Ralston Purina Co.                                        50,000                    996,875
                                                                                           ------------
                                                                                           $  9,831,237
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                     41,500               $  1,831,188
-------------------------------------------------------------------------------------------------------
  Insurance - 2.3%
    American International Group, Inc.                                80,375               $  9,444,063
    Hartford Financial Services Group, Inc.                           85,500                  4,782,656
    Marsh & McLennan Cos., Inc.                                       34,900                  3,644,869
    MetLife, Inc.*                                                   162,450                  3,421,603
    St. Paul Cos., Inc.                                               44,600                  1,521,975
                                                                                           ------------
                                                                                           $ 22,815,166
-------------------------------------------------------------------------------------------------------
  Internet - 0.9%
    InterWorld Corp.*                                                  8,700               $    178,350
    Selectica, Inc.*                                                   8,080                    566,105
    VeriSign, Inc.*                                                   46,400                  8,189,600
                                                                                           ------------
                                                                                           $  8,934,055
-------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Deere & Co., Inc.                                                139,600               $  5,165,200
    Ingersoll Rand Co.                                               104,600                  4,210,150
                                                                                           ------------
                                                                                           $  9,375,350
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.1%
    American Home Products Corp.                                     133,200               $  7,825,500
    Bausch & Lomb, Inc.                                               65,000                  5,029,375
    Bristol-Myers Squibb Co.                                         289,800                 16,880,850
    Pfizer, Inc.                                                     232,650                 11,167,200
                                                                                           ------------
                                                                                           $ 40,902,925
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Medtronic, Inc.                                                  148,600               $  7,402,137
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Alcoa, Inc.                                                       70,800               $  2,053,200
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.2%
    Baker Hughes, Inc.                                               104,400               $  3,340,800
    Cooper Cameron Corp.*                                             14,000                    924,000
    Global Marine, Inc.*                                             293,600                  8,275,850
    Noble Drilling Corp.*                                            117,000                  4,818,938
    Weatherford International, Inc.*                                 103,300                  4,112,631
                                                                                           ------------
                                                                                           $ 21,472,219
-------------------------------------------------------------------------------------------------------
  Oils - 4.2%
    Conoco, Inc.                                                     424,700               $ 10,431,693
    EOG Resources, Inc.                                              124,300                  4,164,050
    Exxon Mobil Corp.                                                199,000                 15,621,500
    Santa Fe International Corp.                                     100,800                  3,521,700
    Transocean Sedco Forex, Inc.                                     150,500                  8,042,344
                                                                                           ------------
                                                                                           $ 41,781,287
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Tribune Co.                                                      104,800               $  3,668,000
-------------------------------------------------------------------------------------------------------
  Retail - 3.4%
    CVS Corp.                                                        405,200               $ 16,208,000
    Office Depot, Inc.*                                              428,650                  2,679,063
    Radioshack Corp.*                                                171,600                  8,129,550
    Wal-Mart Stores, Inc.                                            121,500                  7,001,437
                                                                                           ------------
                                                                                           $ 34,018,050
-------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    SPX Corp.*                                                        26,400               $  3,192,750
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Albertsons, Inc.                                                     693               $     23,042
    Safeway, Inc.*                                                   343,900                 15,518,488
                                                                                           ------------
                                                                                           $ 15,541,530
-------------------------------------------------------------------------------------------------------
  Telecommunications - 11.5%
    Allegiance Telecom, Inc.*                                         11,500               $    736,000
    Ancor Communications, Inc.*                                       24,950                    892,352
    Bell Atlantic Corp.                                               79,300                  4,029,431
    Cabletron Systems, Inc.*                                         113,100                  2,855,775
    CIENA Corp.*                                                      70,400                 11,734,800
    Cisco Systems, Inc.*                                             483,700                 30,745,181
    Corning, Inc.                                                     61,555                 16,612,156
    Intermedia Communications, Inc.*                                  17,800                    529,550
    Level 3 Communications, Inc.*                                     28,200                  2,481,600
    Metromedia Fiber Network, Inc., "A"*                             278,400                 11,049,000
    Qwest Communications International, Inc.*                        135,900                  6,752,531
    Sprint Corp.*                                                    206,700                 10,541,700
    Tellabs, Inc.*                                                    43,800                  2,997,563
    Time Warner Telecom, Inc.*                                        17,100                  1,100,813
    Winstar Communications, Inc.*                                     15,750                    533,531
    WorldCom, Inc.*                                                  235,161                 10,788,011
                                                                                           ------------
                                                                                           $114,379,994
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    Comcast Corp., "A"*                                              123,000               $  4,981,500
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                                       152,800               $  6,971,500
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Williams Cos., Inc.                                               83,100               $  3,464,231
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $840,798,945
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.3%
  Bermuda - 1.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                 142,540               $  2,120,283
    Global Crossing Ltd. (Telecommunications)*                       345,800                  9,098,862
                                                                                           ------------
                                                                                           $ 11,219,145
-------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Nortel Networks Corp. (Telecommunications)                       286,400               $ 19,546,800
-------------------------------------------------------------------------------------------------------
  France - 0.3%
    Business Objects S.A., ADR (Computer Software - Systems)*          7,400               $    652,125
    Total S.A., "B" (Oils)                                            12,500                  1,916,360
                                                                                           ------------
                                                                                           $  2,568,485
-------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Trintech Group PLC, ADR (Computer Software - Products)*           54,350               $  1,070,865
-------------------------------------------------------------------------------------------------------
  Japan - 1.3%
    AFLAC, Inc. (Insurance)                                           40,400               $  1,855,875
    Fast Retailing Co. (Retail)                                        7,000                  2,929,864
    Hitachi Ltd. (Electronics)                                       172,000                  2,480,769
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)             414                  5,502,828
                                                                                           ------------
                                                                                           $ 12,769,336
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    KPN N.V. (Telecommunications)*                                   123,162               $  5,508,176
    Royal Dutch Petroleum Co. (Oils)                                 149,200                  9,271,955
                                                                                           ------------
                                                                                           $ 14,780,131
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.0%
    BAE Systems PLC (Aerospace)*                                     921,100               $  5,740,217
    BP Amoco PLC, ADR (Oils)                                         239,254                 13,532,804
    HSBC Holdings PLC (Banks and Credit Cos.)*                       248,700                  2,842,069
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                      1,180                     11,138
    Vodafone AirTouch PLC (Telecommunications)*                      926,165                  3,740,451
    Zeneca Group PLC (Medical and Health Products)                    89,600                  4,181,070
                                                                                           ------------
                                                                                           $ 30,047,749
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 92,002,511
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $783,247,215)                                               $932,801,456
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 7/03/00                  $  42,735               $ 42,719,402
    Federal Home Loan Mortgage Corp., due 7/05/00                      8,000                  7,994,355
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 50,713,757
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $833,960,972)                                          $983,515,213

Other Assets, Less Liabilities - 0.8%                                                         7,671,215
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $991,186,428
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $833,960,972)          $  983,515,213
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        39,959,666
  Cash                                                                    5,630
  Receivable for series shares sold                                   1,015,645
  Receivable for investments sold                                    12,079,683
  Interest and dividends receivable                                     300,541
  Deferred organization expenses                                            130
  Other assets                                                            4,619
                                                                 --------------
      Total assets                                               $1,036,881,127
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      467,569
  Payable for investments purchased                                   5,130,061
  Collateral for securities loaned, at value                         39,959,666
  Payable to affiliates -
    Management fee                                                       20,175
    Shareholder servicing agent fee                                         941
    Administrative fee                                                      471
  Accrued expenses and other liabilities                                115,816
                                                                 --------------
      Total liabilities                                          $   45,694,699
                                                                 --------------
Net assets                                                       $  991,186,428
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  732,594,333
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    149,556,966
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               108,854,802
  Accumulated undistributed net investment income                       180,327
                                                                 --------------
      Total                                                      $  991,186,428
                                                                 ==============
Shares of beneficial interest outstanding                          42,652,040
                                                                   ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $991,155,001 / 42,650,688
    shares of beneficial interest outstanding)                       $23.24
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $31,427 / 1,352 shares of
    beneficial interest outstanding)                                 $23.24
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,026,571
    Interest                                                          1,074,345
    Foreign taxes withheld                                              (56,924)
                                                                   ------------
      Total investment income                                      $  4,043,992
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,443,512
    Trustees' compensation                                                6,940
    Shareholder servicing agent fee                                     160,697
    Distribution fee (Service Class)                                          9
    Administrative fee                                                   74,821
    Custodian fee                                                       162,765
    Auditing fees                                                        19,150
    Legal fees                                                              770
    Amortization of organization expenses                                   916
    Miscellaneous                                                        56,274
                                                                   ------------
      Total expenses                                               $  3,925,854
    Fees paid indirectly                                                (54,346)
                                                                   ------------
      Net expenses                                                 $  3,871,508
                                                                   ------------
        Net investment income                                      $    172,484
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $109,875,025
    Foreign currency transactions                                       (42,879)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $109,832,146
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(52,761,853)
    Translation of assets and liabilities in foreign currency             5,349
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(52,756,504)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 57,075,642
                                                                   ------------
          Increase in net assets from operations                   $ 57,248,126
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2000             DECEMBER 31, 1999
                                                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    172,484                 $    533,376
  Net realized gain on investments and foreign currency
    transactions                                              109,832,146                   66,796,406
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (52,756,504)                  98,811,362
                                                             ------------                 ------------
    Increase in net assets from operations                   $ 57,248,126                 $166,141,144
                                                             ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                 $   (346,734)                $ (1,317,597)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                     (59,516,402)                  (6,962,893)
                                                             ------------                 ------------
    Total distributions declared to shareholders             $(59,863,136)                $ (8,280,490)
                                                             ------------                 ------------
Net increase in net assets from series share transactions    $110,223,766                 $157,939,466
                                                             ------------                 ------------
      Total increase in net assets                           $107,608,756                 $315,800,120
Net assets:
  At beginning of period                                      883,577,672                  567,777,552
                                                             ------------                 ------------
  At end of period (including accumulated
    undistributed net investment income of
    $180,327 and $354,577, respectively)                     $991,186,428                 $883,577,672
                                                             ============                 ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                        SIX  MONTHS ENDED        ---------------------------------------------------------       DECEMBER 31,
                            JUNE 30, 2000              1999            1998            1997           1996              1995*
                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                     INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $23.34            $19.05          $15.80          $13.13         $10.89             $10.00
                                   ------            ------          ------          ------         ------             ------
Income from investment operations# -
  Net investment income(S)         $ --              $ 0.02          $ 0.06          $ 0.05         $ 0.06             $ 0.05
  Net realized and unrealized
    gain on investments and
    foreign currency                 1.45              4.52            3.59            2.62           2.37               1.01
                                   ------            ------          ------          ------         ------             ------
  Total from investment operations $ 1.45            $ 4.54          $ 3.65          $ 2.67         $ 2.43             $ 1.06
                                   ------            ------          ------          ------         ------             ------
Less distributions declared to shareholders -
  From net investment income       $(0.01)           $(0.04)         $(0.03)         $  --          $(0.02)            $(0.03)
  From net realized gain on
    investments and foreign
    currency transactions           (1.54)            (0.21)          (0.37)           --            (0.16)             (0.14)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                     --                --              --              --            (0.01)              --
                                   ------            ------          ------          ------         ------             ------
  Total distributions
    declared to shareholders       $(1.55)           $(0.25)         $(0.40)         $ --           $(0.19)            $(0.17)
                                   ------            ------          ------          ------         ------             ------
Net asset value - end of period    $23.24            $23.34          $19.05          $15.80         $13.13             $10.89
                                   ======            ======          ======          ======         ======             ======
Total return                         6.31%++          24.05%          23.39%          20.26%         22.33%             10.62%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.86%+            0.86%           0.86%           0.92%          1.01%              1.02%+
  Net investment income              0.04%+            0.08%           0.33%           0.34%          0.47%              1.15%+
Portfolio turnover                     58%               91%             83%             99%            56%                28%
Net assets at end of period
  (000 Omitted)                  $991,155          $883,578        $567,778        $285,845        $35,710             $2,530

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                                                   $ 0.06        $ --                $(0.08)
      Ratios (to average net assets):
        Expenses##                                                                     0.88%         1.48%               3.90%+
        Net investment income (loss)                                                   0.38%         --                 (1.73)%+
 * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 1995.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                              PERIOD ENDED
                                                              JUNE 30, 2000*
                                                               (UNAUDITED)
-------------------------------------------------------------------------------
                                                          SERVICE CLASS SHARES
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $23.13
                                                                   ------
Income from investment operations# -
  Net investment loss                                              $ 0.00**
  Net realized and unrealized gain on investments and foreign
    currency                                                         0.11
                                                                   ------
  Total from investment operations                                 $ 0.11
                                                                   ------
Net asset value - end of period                                    $23.24
                                                                   ======
Total return                                                         0.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         1.10%+
  Net investment loss                                               (0.08)%+
Portfolio turnover                                                     58%
Net assets at end of period (000 Omitted)                             $31

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 85 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $38,819,229. These loans were collateralized by cash of $39,959,666 which was invested in the following short-term obligations:
                                                    SHARES/      AMORTIZED COST
                                           PRINCIPAL AMOUNT           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     39,959,576         $39,959,576
Salomon Smith Barney, Inc., 6.85%, 7/3/00       $        90                  90
                                                -----------         -----------
Total investments of cash collateral for
  securities loaned                                                 $39,959,666
                                                                    ===========

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $39,787 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series' a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $14,559 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $534,469,760 and $512,475,993, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $833,960,972
                                                                  ------------
Gross unrealized appreciation                                     $189,069,988
Gross unrealized depreciation                                     (39,515,747)
                                                                  ------------
    Net unrealized appreciation                                   $149,554,241
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares                 SIX MONTHS ENDED JUNE 30, 2000        YEAR ENDED DECEMBER 31, 1999
                                    -------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            5,215,811       $121,959,593       12,734,866       $251,415,629
Shares issued to shareholders in
  reinvestment of distributions        2,616,395         59,863,128          422,259          8,280,488
Shares reacquired                     (3,039,348)       (71,630,276)      (5,105,366)      (101,756,651)
                                      ----------       ------------       ----------       ------------
    Net increase                       4,792,858       $110,192,445        8,051,759       $157,939,466
                                      ==========       ============       ==========       ============

Service Class shares                    PERIOD ENDED JUNE 30, 2000*
                                 ----------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                                1,352            $31,321
                                      ==========       ============

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $3,371. The series had no significant borrowings during the period.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VFR-3  8/00   84M